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                                                                   Exhibit 10.10


KCS ENERGY, INC.                                              PHONE 713-877-8006
5555 San Felipe                                                 FAX 713-964-4808
Suite 1200                                                     www.kcsenergy.com
Houston, Texas 77056

Effective Date: April 9, 2006

                                                                      (KCS LOGO)

Mr. Joseph T. Leary

Re: Amendment No. 3 to Change in Control Agreement

Dear Joseph:

When countersigned by you, this letter will serve as an amendment (referred to here as "AMENDMENT NO. 3") to your existing change in control agreement with KCS Energy, Inc. (the "COMPANY") dated May 27, 2003, as amended (the "ORIGINAL AGREEMENT").

     1. EFFECTIVENESS OF AGREEMENT PROVISION. Section 5 of the Original Agreement is amended by deleting the words "August 1, 2006" and substituting therefor the words "August 1, 2008".

     2. ORIGINAL AGREEMENT RATIFIED. In all other respects, the Original Agreement remains in effect, and is ratified by you and by the Company.

                                      * * *

Please sign below and return a signed copy to the Company to confirm your agreement with this Amendment No. 3.

Very truly yours,

KCS ENERGY, INC.


By: /s/ James W. Christmas
    ------------------------------------
    James W. Christmas
    Chairman and Chief Executive Officer


Accepted and agreed to:


/s/ Joseph T. Leary
----------------------------------------
Joseph T. Leary